UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 1, 2010
FXCM Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
32 Old Slip, New York, NY, 10005
(Address of Principal Executive Offices) (Zip Code)
(646) 432-2241
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     In connection with the initial public offering by FXCM Inc. of its Class A common stock covered by the Registration Statement on Form S-1 (File No. 333-169234), on December 1, 2010, the Third Amended and Restated Limited Liability Company Agreement of FXCM Holdings, LLC, dated as of December 1, 2010, was entered into by and among FXCM Inc., as the managing member of FXCM Holdings, LLC and the other members of FXCM Holdings, LLC.
     In addition, on December 1, 2010, FXCM Inc. entered into: (i) the Exchange Agreement, dated as of December 1, 2010, among FXCM Inc., FXCM Holdings, LLC and the holders of Holdings Units from time to time party thereto; (ii) the Tax Receivable Agreement, dated as of December 1, 2010, by and among FXCM Inc., FXCM Holdings, LLC and the TRA Parties from time to time party thereto; and (iii) the Registration Rights Agreement, dated as of December 1, 2010, by and among FXCM Inc. and the Covered Persons from time to time party thereto.
     The Third Amended and Restated Limited Liability Company Agreement of FXCM Holdings, LLC, the Exchange Agreement, the Tax Receivable Agreement and the Registration Rights Agreement are filed herewith as exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.03	Material Modification to Rights of Security Holders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 1, 2010, FXCM Inc.’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and FXCM Inc.’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. A description of FXCM Inc.’s capital stock giving effect to the adoption of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws has previously been reported by FXCM Inc. in FXCM Inc.’s Prospectus, dated December 1, 2010, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on December 3, 2010. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective December 1, 2010, James Brown, Robin Davis, Perry Fish, Arthur Gruen, Eric LeGoff and Ryan Silverman were appointed to the Board of Directors of FXCM Inc., thereby joining Dror (Drew) Niv, David Sakhai, William Ahdout, Kenneth Grossman and Eduard Yusupov. Messrs. Gruen, Brown and Davis serve as members of FXCM Inc.’s audit committee, Messrs. Fish, Gruen and Brown serve as members of FXCM Inc.’s compensation committee and Messrs. Silverman, Brown and Fish serve as members of FXCM Inc.’s corporate governance and nominating committee. Biographical information regarding these directors and a description of the terms of their compensation have previously been reported by FXCM Inc. in FXCM Inc.’s Prospectus, dated December 1, 2010, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on December 3, 2010.
     In connection with the initial public offering and pursuant to the FXCM Inc. 2010 Long-Term Incentive Plan adopted by the Board of Directors and stockholder of FXCM Inc. on December 1, 2010, on December 1, 2010, FXCM Inc. granted options to purchase 100,000, 20,000, 100,000 and 100,000 shares of Class A common stock to Robert Lande, Andreas Putz, David S. Sassoon and Joseph Filko, respectively. In addition, FXCM Inc. granted options to purchase 14,315 shares of Class A common stock to each of Messrs. Brown, Davis, Fish, Gruen, LeGoff and Silverman. The Long-Term Incentive Plan, the form of Option Award Agreement and the form of Option Award Agreement for Non-Employee Directors are filed herewith as exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.
     On December 1, 2010, FXCM Holdings, LLC entered into Severance Protection Agreements with each of Messrs. Niv and Sakhai. A description of the terms of such Severance Protection Agreements have previously been reported by FXCM Inc. in FXCM Inc.’s Prospectus, dated December 1, 2010, filed pursuant to Rule 424(b) of the

Securities Act of 1933, as amended, on December 3, 2010, and are filed herewith as Exhibits 10.8 and 10.9, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.
     On December 1, 2010, FXCM Inc. completed its initial public offering, including the exercise in full by the underwriters of their option to purchase additional shares, by issuing 17,319,000 shares of Class A common stock for cash consideration of $13.09 per share (net of underwriting discounts) to a syndicate of underwriters led by Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc. as joint book-running managers for the offering. Barclays Capital Inc., Deutsche Bank Securities Inc., Sandler O’Neill & Partners, L.P. and UBS Securities LLC acted as co-managers.
     As contemplated in FXCM Inc.’s Prospectus, dated December 1, 2010, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on December 3, 2010, FXCM Inc. has used approximately $49.7 million of the proceeds from its initial public offering to make a contribution to FXCM Holdings, LLC in exchange for 3,800,000 newly-issued Holdings Units of FXCM Holdings, LLC, and all of the remaining proceeds to purchase 13,519,000 Holdings Units of FXCM Holdings, LLC from the existing owners of FXCM Holdings, LLC, including members of its senior management. Of this amount, the following table sets forth the amounts that will be received by FXCM Inc.’s significant equityholders and their respective affiliated entities and by its directors and officers and their respective personal planning vehicles.

	Number of Holdings
	Units Sold	Proceeds
Entities affiliated with Long Ridge Equity Partners	781,674	$10,232,113
Lehman Brothers Holding Inc.	1,816,882	$23,782,985
Michel Daher	1,844,157	$24,140,015
Michael Romersa	1,551,008	$20,302,695
Drew Niv	2,293,997	$30,028,421
David Sakhai	1,551,008	$20,302,695
William Ahdout	632,298	$8,276,781
James Brown	237,198	$3,104,922
Kenneth Grossman	571,234	$7,477,453
Eduard Yusupov	2,037,145	$26,666,22

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1
Amended and Restated Certificate of Incorporation of FXCM Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 filed by FXCM Inc. on September 3, 2010 (File No. 333-169234)).

3.2
Amended and Restated Bylaws of FXCM Inc. (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Registration Statement on Form S-1 filed by FXCM Inc. on October 12, 2010 (File No. 333-169234)).

10.1	Third Amended and Restated Limited Liability Company Agreement of FXCM Holdings, LLC, dated as of December 1, 2010.
10.2	Exchange Agreement, dated as of December 1, 2010, among FXCM Inc., FXCM Holdings, LLC and the holders of Holdings Units from time to time party thereto.
10.3	Tax Receivable Agreement, dated as of December 1, 2010, by and among FXCM Inc., FXCM Holdings, LLC and the TRA Parties from time to time party thereto.

Exhibit No.	Description
10.4	Registration Rights Agreement, dated as of December 1, 2010, by and among FXCM Inc. and the Covered Persons from time to time party thereto.
10.5
FXCM Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to the Registration Statement on Form S-1 filed by FXCM Inc. on October 12, 2010 (File No. 333-169234)).

10.6	Form of Option Award Agreement (incorporated by reference to Exhibit 10.9 to Amendment No. 2 to the Registration Statement on Form S-1 filed by FXCM Inc. on November 2, 2010 (File No. 333-169234)).
10.7
Form of Option Award Agreement for Non-Employee Directors (incorporated by reference to Exhibit 10.12 to Amendment No. 3 to the Registration Statement on Form S-1 filed by FXCM Inc. on November 15, 2010 (File No. 333-169234)).

10.8	Severance Protection Agreement between Dror (Drew) Niv and FXCM Holdings, LLC, dated as of December 1, 2010.
10.9	Severance Protection Agreement between David Sakhai and FXCM Holdings, LLC, dated as of December 1, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.
By:	/s/ David S. Sassoon
	Name:	David S. Sassoon
	Title:	Secretary and General Counsel

Date: December 7, 2010